SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. [    ])

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

VALIC Company I

Dynamic Allocation Fund

2929 Allen Parkway

Houston, Texas 77019

January 31, 2020

Dear Participant:

We are writing to inform you of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) with respect to the Dynamic Allocation Fund (the “Fund”). The Fund is a series of VALIC Company I (“VC I”). At an in-person meeting held on April 29-30, 2019 (the “Meeting”), the Board of Directors of VC I (the “Board”) approved the New Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and the Fund’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”), with respect to the Fund. The New Sub-Advisory Agreement became effective on November 13, 2019, which is the date that AXA S.A., which formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“Equitable”), the indirect parent of AllianceBernstein, sold its shares of Equitable in an offering that decreased its ownership interest in Equitable to less than 25% of Equitable outstanding shares (the “Transaction”). The prior investment sub-advisory agreement between VALIC and AllianceBernstein with respect to the Fund provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the appointment of AllianceBernstein, there were no changes to the Fund’s principal investment strategies or principal investment risks. The appointment of AllianceBernstein and approval of the New Sub-Advisory Agreement did not result in any change to the advisory fees or expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Fund and AllianceBernstein and the factors considered by the Board with respect to the approval of the New Sub-Advisory Agreement.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

Dynamic Allocation Fund

(the “Fund”)

INFORMATION STATEMENT

REGARDING NEW SUB-ADVISORY AGREEMENT FOR THE FUND

You have received this Information Statement because on October 31, 2019, you owned interests in the Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”).

Purpose of the Information Statement

You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), the Fund’s investment adviser, and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Fund. Pursuant to the New Sub-Advisory Agreement, AllianceBernstein serves as sub-adviser to the Fund and is responsible for the day-to-day management of a portion of the Fund. Prior to the effective date of the New Sub-Advisory Agreement, the Fund was also subadvised by AllianceBernstein. The prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between VALIC and AllianceBernstein provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon a change in control of AllianceBernstein.

On November 13, 2019, AXA S.A., which formerly owned all of the outstanding shares of common stock of AXA Equitable Holdings, Inc. (“Equitable”), the indirect parent of AllianceBernstein, sold its shares of Equitable in an offering that decreased its ownership interest in Equitable to less than 25% of Equitable outstanding shares (the “Transaction”). The closing of the Transaction constituted a change in control of AllianceBernstein. The Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”), including all of the Directors who are not “interested persons” of VC I, VALIC or AllianceBernstein, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved the New Sub-Advisory Agreement between VALIC and AllianceBernstein with respect to the Fund at an in-person meeting held April 29-30, 2019 (the “Meeting”), to be effective upon the closing of the Transaction.

The New Sub-Advisory Agreement is the same in all material respects as the Prior Sub-Advisory Agreement, except for the effective date of the New Sub-Advisory Agreement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

1

This Information Statement is being posted on or about January 31, 2020, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on October 31, 2019 (the “Record Date”) at https://www.valic.com/prospectus-and-reports/ information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at an in-person meeting held on August 5-6, 2019. VALIC is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”).

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as AllianceBernstein, who make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the New Sub-Advisory Agreement. For the fiscal year ended May 31, 2019, the Fund paid VALIC advisory fees, before waivers, based on its average monthly net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% Average Monthly Net Assets
$ 569,274	0.25%

The New Sub-Advisory Agreement

The terms and conditions and the sub-advisory fee rates under the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement are the same in all material respects, except for the effective date of the agreements. Under the terms of the New Sub-Advisory Agreement, and subject to the oversight and review of VALIC, AllianceBernstein (i) manages the investment and reinvestment of the Fund’s assets; (ii) determines in its discretion the securities and other investments to be purchased or sold; (iii) maintains a trading desk and places orders for the purchase and sale of portfolio investments (or arranges for another entity to provide a trading desk and to place orders) with brokers or dealers selected by the sub-adviser, subject to its control, direction, and supervision, which may include affiliated brokers or dealers; (iv) keeps records adequately demonstrating compliance with its obligations under the New Sub-Advisory Agreement; and (v) renders regular reports to the Board as VALIC and the Board may reasonably request.

Under the New Sub-Advisory Agreement, AllianceBernstein is compensated by VALIC (and not the Fund) at the annual rate of 0.24% on the first $500 million, 0.21% on the next $1 billion, 0.19% on the next $1 billion and 0.15% on assets over $2.5 billion, based on average daily net asset value for each month on that portion of assets managed by AllianceBernstein and payable monthly.

The New Sub-Advisory Agreement shall continue in effect for an initial two year term beginning November 13, 2019. Thereafter, the continuance of the New Sub-Advisory Agreement must be approved annually by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the Board or a majority of the Fund’s outstanding voting securities. The New Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The New Sub-Advisory Agreement will not result in an increase in fees to

2

shareholders of the Fund as VALIC, and not the Fund, is responsible for all fees payable pursuant to the New Sub-Advisory Agreement. The New Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

For the most recent fiscal year ended May 31, 2019, VALIC received gross advisory fees from the Fund in the amount of $569,274 or 0.25% of the Fund’s average daily net assets. During the same period, VALIC paid sub-advisory fees to AllianceBernstein and SunAmerica Asset Management, LLC (“SunAmerica”) for their management of the Fund in the amounts of $75,209 and $129,955, respectively. If AllianceBernstein had served as sub-adviser for such period under the new Sub-Advisory Agreement, VALIC would have paid the same amount of sub-advisory fees to AllianceBernstein.

The sub-advisory fees payable to AllianceBernstein under the New Sub-Advisory Agreement are identical to the sub-advisory fees payable to AllianceBernstein under the Prior Sub-Advisory Agreement. As a result, the New Sub-Advisory Agreement is not expected to have any impact on VALIC’s profitability.

Factors Considered by the Board

At the Meeting, the Board, including the Independent Directors, approved the New Sub-Advisory Agreement between VALIC and AllianceBernstein in connection with the anticipated termination of the Prior Sub-Advisory Agreement between VALIC and AllianceBernstein upon the effective date of the Transaction. In determining whether to approve the New Sub-Advisory Agreement, the Board, including the Independent Directors, considered factors that it deemed relevant, including the following information:

The New Sub-Advisory Agreement with AllianceBernstein, the existing sub-adviser to the Fund, was considered as a result of the Transaction. The Transaction would result in the deemed “assignment” of the Prior Sub-Advisory Agreement, which would automatically terminate as provided for in Section 15(a)(4) of the 1940 Act. Board approval of the New Sub-Advisory Agreement was subject to (i) no other single person, other than Equitable’s current parent, or group acting together purchasing more than 25% of the shares of Equitable or is determined to otherwise have gained control, and (ii) no later than the date of a change of control event, AllianceBernstein informing VALIC of the occurrence of the change of control event and, at that time, providing the Fund with reasonable assurances that there have been no material changes to the nature, quality and extent of services to be provided by AllianceBernstein.

In connection with the approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, received materials, at the Meeting and throughout the prior year, relating to certain factors the Board considered in determining whether to approve the New Sub-Advisory Agreement. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by AllianceBernstein; (2) the sub-advisory fees charged in connection with AllianceBernstein’s management of the Fund, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Sub-advisory Expense Group/Universe”); (3) the investment performance of the Fund compared to the performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group/Universe”), and against the Fund’s benchmark (“Benchmark”); (4) the costs of services and the benefits potentially to be derived by AllianceBernstein; (5) whether the Fund will benefit from possible economies of scale from engaging AllianceBernstein; (6) information regarding AllianceBernstein’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board also took into account a presentation made at the meeting of the Board on October 22-23, 2018, by representatives from AllianceBernstein who responded to questions posed by the Board and management. The Board noted that in accordance with Section 15(c) of the 1940 Act, AllianceBernstein furnished the Board with extensive information throughout the prior year in connection with the annual consideration and renewal of the Prior Sub-Advisory Agreement. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the New Sub-Advisory Agreement. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present. The Board noted that its consideration of much of the information

3

provided in connection with the annual renewal of the Prior Sub-Advisory Agreement remained applicable for its consideration of the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by AllianceBernstein. The Board took into account that AllianceBernstein’s operations and personnel would not change as a result of a deemed assignment of the Prior Sub-Advisory Agreement and the engagement pursuant to the New Sub-Advisory Agreement and that the terms of the New Sub-Advisory Agreement were substantially identical to the terms of the Prior Sub-Advisory Agreement. The Board also noted that AllianceBernstein’s management of the Fund will be subject to the oversight of VALIC and the Board, and must be done in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. The Board also noted that the Fund’s principal investment strategies and techniques were not expected to change in connection with the Transaction.

The Board considered information provided to them regarding the services to be provided by AllianceBernstein. The Board noted that AllianceBernstein will (i) manage the investment and reinvestment of the Fund’s assets; (ii) determine in its discretion the securities and other investments to be purchased or sold; (iii) maintain a trading desk and place orders for the purchase and sale of portfolio investments (or arrange for another entity to provide a trading desk and to place orders) with broker dealers (including futures commission merchants) selected by AllianceBernstein, subject to its control, direction, and supervision, which may include affiliated brokers or dealers; (iv) keep records adequately demonstrating compliance with its obligations under the New AllianceBernstein Agreements; and (v) render regular reports to the Board as VALIC and the Board may reasonably request. The Board reviewed AllianceBernstein’s history and investment experience as well as information regarding the qualifications, background and responsibilities of AllianceBernstein’s investment and compliance personnel, as applicable, who would provide services to the Fund. The Board also took into account the financial condition of AllianceBernstein. The Board also reviewed AllianceBernstein’s brokerage practices. The Board also considered AllianceBernstein’s risk management processes and regulatory history.

The Board concluded that the scope and quality of the services to be provided by AllianceBernstein were satisfactory and that there was a reasonable basis to conclude that AllianceBernstein would continue to provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the fees charged by AllianceBernstein for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Sub-advisory Expense Universe. The Board noted that VALIC negotiated the sub-advisory fee with AllianceBernstein at arm’s length. The Board also noted that the sub-advisory fee rate payable to AllianceBernstein pursuant to the New Sub-Advisory Agreement is identical to the sub-advisory fee rate payable to AllianceBernstein pursuant to the Prior Sub-Advisory Agreement. The Board considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered expense information of comparable funds or accounts managed by AllianceBernstein that have comparable investment objectives and strategies to the Fund.

The Board took into account management’s discussion of the Fund’s expenses. The Board noted that the Fund’s actual sub-advisory fees were below the median of the Sub-advisory Expense Universe, as of the date of the information provided in connection with the last annual renewal of the Prior Sub-Advisory Agreement. The Board concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared in connection with the last annual renewal of the Prior Sub-Advisory Agreement by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group/Universe and Benchmark. The Board noted that the Fund outperformed its Lipper peer index and the median of its Performance Universe for the one- and three-year periods and underperformed its Lipper peer index and the median of its Performance Universe for the five-year period. The Fund outperformed the median of its Performance Group for the one-, three- and five-year periods. The Fund outperformed its Benchmark for the one-year period and underperformed its Benchmark for the three- and five-year periods. The Board took into account management’s prior discussion of the Fund’s performance.

4

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits realized in connection with the Prior Sub-Advisory Agreement. The Board was previously apprised that VALIC generally reviews a number of factors in determining appropriate sub-advisory fee levels. Such factors may include a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) analysis of the strategies managed by the sub-advisers; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board noted that the sub-advisory fee rate paid pursuant the Prior Sub-Advisory Agreement would not change as a result of the prospective assignment and that, as a result, the approval of the New Sub-Advisory Agreement was not expected to have any impact on VALIC’s profitability with respect to the Fund. The Board considered that the sub-advisory fee rates were negotiated with AllianceBernstein at arm’s length. In considering the anticipated profitability to AllianceBernstein in connection with its relationship to the Fund, the Directors noted that the fees paid to AllianceBernstein are, and will continue to be under the New Sub-Advisory Agreement, paid by VALIC out of the advisory fees that VALIC receives from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of AllianceBernstein from its relationship with the Fund was not material to their deliberations with respect to consideration of approval of the New Sub-Advisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to AllianceBernstein’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in AllianceBernstein’s management of the Fund is not a material factor to the approval of the New Sub-Advisory Agreement, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreement. The Board reviewed the terms of the New Sub-Advisory Agreement, including the duties and responsibilities to be undertaken. The Board noted that the terms of the New Sub-Advisory Agreement will not differ materially from the terms of the Prior Sub-Advisory Agreement, except for the effective date of the agreement. The Board concluded that the terms of the New Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that AllianceBernstein possesses the capability and resources to perform the duties required under the New Sub-Advisory Agreement.

Information about AllianceBernstein

AllianceBernstein is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance Bernstein’s majority limited partnership units are held, directly and indirectly, by its parent company Equitable, a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation (“AB Corporation”), an indirect wholly-owned subsidiary of Equitable, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of September 30, 2019, AllianceBernstein had approximately $592 billion in assets under management.

The following chart lists AllianceBernstein’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with AllianceBernstein is 1345 Avenue of the Americas, New York, NY 10105.

5

Name and Address	Principal Occupation
Seth P. Bernstein	Director – AB Corporation and President and Chief Executive Officer – AllianceBernstein
Ramon de Oliveira

Chairman of the Board – AB Corporation and AXA Equitable Holdings, Inc.; Director – AXA S.A., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America; Managing Director – Investment Audit Practice

Paul L. Audet	Director – AB Corporation; Founder and Managing Member – Symmetrical Ventures

Nella Domenici	Director – AB Corporation

Jeffrey J. Hurd	Director – AB Corporation; Chief Operating Officer – AXA Equitable Holdings, Inc.
Daniel G. Kaye	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America, CME Group, Inc.
Nicholas Lane	Director – AB Corporation; Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management – AXA Equitable Holdings, Inc.; President - AXA Equitable Life Insurance Company
Kristi Matus

Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America, Tru Optik Data Corp., Cerence, Inc.; Executive Advisor – Thomas H. Lee Partners

Das Narayandas	Director – AB Corporation; Professor of Business Administration at Harvard Business School

Mark Pearson

Director – AB Corporation and MONY Life Insurance Company of America; Director, President and Chief Executive Officer – AXA Equitable Holdings, Inc.; Chairman and Chief Executive Officer – AXA Equitable Life Insurance Company

Charles G.T. Stonehill

Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, PlayMagnus A/S, CommonBond, LLC; Founding Partner – Green & Blue Advisors LLC

Kate C. Burke	Chief Administrative Officer – AllianceBernstein

Laurence E. Cranch	General Counsel – AllianceBernstein

James A. Gingrich	Chief Operating Officer – AllianceBernstein

John C. Weisenseel	Chief Financial Officer – AllianceBernstein

No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, AllianceBernstein or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Directors of VC I are officers, employees, directors, general partners or shareholders of AllianceBernstein.

AllianceBernstein provides investment advisory or sub-advisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of the Fund. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of the

6

Fund, the nature of services provided by AllianceBernstein may be different. As a sub-adviser, AllianceBernstein may perform a more limited set of services and assume fewer responsibilities for the Fund than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to AllianceBernstein for its management services, are set forth below.

Fund Name	Assets as of November 30, 2019 (millions)	Fee Rate (% of average daily net assets)
SA VCP Dynamic Allocation Portfolio, a series of SunAmerica Series Trust	$11,673,784.6	0.138%
SA VCP Dynamic Strategy Portfolio, a series of SunAmerica Series Trust	$6,126,021.1	0.146%

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica to provide certain accounting and administrative services to the Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Fund, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2019, pursuant to the Administrative Services Agreement and MTA, the Fund paid $28,086 and $729 to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), the Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, the Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect wholly-owned subsidiary of AIG. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the New Sub-Advisory Agreement did not affect the services provided to the Fund by SunAmerica, VRSCO or ACS.

Brokerage Commissions

The Fund did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2019.

ANNUAL & SEMI-ANNUAL REPORTS

Copies of the most recent annual and semi-annual reports to shareholders may be obtained without charge if you:

• write to:

Kathleen D. Fuentes, Secretary

VALIC Company I

Harborside 5

185 Hudson Street

Suite 3300

Jersey City, New Jersey 07311

• call (800) 448-2542

• visit VALIC’s website at www.valic.com

7

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

OWNERSHIP OF SHARES

As of the Record Date, there were approximately 16,305,557 shares of the Fund outstanding. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Fund’s shares as of the Record Date.

8

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 13th day of November, 2019, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and ALLIANCEBERNSTEIN L.P., hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-four portfolios (“Funds”):

Asset Allocation Fund	International Value Fund
Blue Chip Growth Fund	Large Cap Core Fund
Broad Cap Value Income Fund	Large Capital Growth Fund
Capital Conservation Fund	Mid Cap Index Fund
Core Equity Fund	Mid Cap Strategic Growth Fund
Dividend Value Fund	Nasdaq-100® Index Fund
Dynamic Allocation Fund	Science & Technology Fund
Emerging Economies Fund	Small Cap Aggressive Growth Fund
Global Real Estate Fund	Small Cap Fund
Global Social Awareness Fund	Small Cap Index Fund
Global Strategy Fund	Small Cap Special Values Fund
Government Money Market I Fund	Small-Mid Growth Fund
Government Securities Fund	Stock Index Fund
Growth Fund	Value Fund
Growth & Income Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Index Fund
International Government Bond Fund
International Growth Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions of any Covered Fund(s) and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination, in its discretion without prior consultation with VALIC or the VC I Board of Directors, of the industries, securities and other investments to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts or other derivatives) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

(c)

In performing its obligations under this Agreement, the SUB-ADVISER may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any advisory affiliate, without further written consent of VALIC provided that the SUB-ADVISER shall always remain liable for its obligations hereunder.

VALIC agrees that, to the extent SUB-ADVISER is responsible for managing only a portion of the assets of a Covered Fund, SUB-ADVISER shall manage the portion of the assets of a Covered Fund allocated to it as if it was a separate operating fund, unless instructed otherwise in writing from VALIC, and shall comply with the investment objectives, policies and restrictions applicable to a Covered Fund and qualifications of a Covered Fund as a regulated investment company under the Code with respect to the portion of assets of a Covered Fund allocated to SUB-ADVISER.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to policies and procedures that may be adopted by VC I’s Board of Directors and Section 28(e) of the Securities Exchange Act of 1934, as amended, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research products or services, including statistical data, to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule l7e-l thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

Furthermore, on occasions when the SUB-ADVISER deems the purchase or sale of a security to be in the best interest of one or more of the Covered Fund(s) as well as other clients of the SUB-ADVISER, it may allocate such transactions in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Covered Fund(s) and to such other clients. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’s fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUB-ADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for the Covered Fund(s), (ii) to deliver securities and other property against payment for the Covered Fund(s), and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement or as provided by VALIC in writing to the Custodian.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 3 of this Agreement. VALIC and the SUB-ADVISER acknowledge that VC I will be ultimately responsible for all brokerage commissions, taxes, custodian fees and other transaction-related fees incurred on behalf of the Covered Funds(s).

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	Confidentiality

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Covered Fund(s), and will keep confidential any non-public information obtained directly as a result of this service relationship, and disclose such non-public information only if VALIC or the VC I Board of Directors has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is or hereafter otherwise is known by the SUB-ADVISER, or if such disclosure is expressly required or requested by applicable federal or state authorities (including the SUB-ADVISER’s regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information.

VALIC will not disclose or use any records or information belonging to the SUB-ADVISER obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required in performance of its advisory services to the Covered Funds, and will keep confidential any information obtained pursuant to this service relationship, and disclose such information only if the SUB-ADVISER has authorized such disclosure, or if such information is or hereafter becomes ascertainable from public or published information or trade sources, or if such information is expressly required or requested by applicable federal or state authorities (including VALIC’s regulatory examiners) or court of law of competent jurisdiction or to the extent such disclosure is reasonably required by auditors or attorneys of VALIC in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

3.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Covered Fund shall not be deemed to affect the interest of any other Covered Fund and shall not require the approval of shareholders of any other Covered Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

4.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, the Covered Funds, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 8l7(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

The SUB-ADVISER does not guarantee the future performance of the Covered Fund(s) or any specific level of performance, the success of any investment decision or strategy that SUB-ADVISER may use, or the success of SUB-ADVISER’s overall management of the Covered Fund(s). VALIC and VC I understand that investment decisions made for the Covered Fund(s) by the SUB-ADVISER are subject to various market, currency, economic, political and business risks and that those investment decisions will not always be profitable. The SUB-ADVISER will manage only the assets of the Covered Fund(s) allocated to its management by VALIC and in making investment decisions for the Covered Fund(s).

5.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule l7j-l under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers and the delegation to the SUB-ADVISER under this Agreement is authorized by and consistent with the grant of authority in that Investment Advisory Agreement.

6.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter or longer notice as may be mutually agreed upon by the parties.

7.	Indemnification

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER. The provisions of this paragraph shall survive the termination of this Agreement.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 7 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

8.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person, or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder: provided, however, that the SUB-ADVISER may retain copies of such books and records to the extent necessary to comply with applicable law or regulation. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 3la-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect for the Covered Fund(s) and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

VALIC agrees that the SUB-ADVISER may use the name of VALIC or VC I in any material that merely refers in accurate terms to the appointment of the SUB-ADVISER hereunder.

9.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

10.	Amendment and Waiver

The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

11.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:

Attn: Tom Ward

2919 Allen Parkway, L13-20

Houston, Texas 77019

Tel: (713) 831-5399

Fax: (713) 831-4124

If to SUB-ADVISER:

Attn: Louis T. Mangan, Assistant Secretary

1345 Avenue of the Americas

New York, New York 10105

Tel: (212) 969-1000

Fax: (212) 823-2770

With a copy to: Attn: Mark R. Manley, Chief Compliance Officer 1345 Avenue of the Americas New York, New York 10105 Tel: (212) 969-1000 Fax: (212) 969-2293

12.	Fund Transactions

To the extent permitted by the Covered Fund’s current prospectus and statement of additional information, the SUB-ADVISER is hereby directed and authorized by VALIC to (i) negotiate, enter into and execute trading and other agreements on the Covered Fund’s behalf with third parties such as counterparties, clearing houses, clearing members, trading venues and such other intermediaries (including VC I’s custodian) (each, a “Market Participant”) as the SUB-ADVISER deems appropriate including, but not limited to, ISDA Agreements, as supplemented by any schedule, credit support annex (or pledge agreement), and/or confirmations thereto, listed options agreements, as supplemented by any addendum hereto related to exchange-traded derivative transactions agreements, repurchase agreement facilities, master forward securities transaction agreements, standard industry protocol arrangements (including those published by ISDA) and any such other agreements or arrangements as may be necessary or desirable to effect the investments and transactions contemplated by the Covered Fund’s investment guidelines and (ii) effect transactions in derivatives with such counterparties, in such a manner and on such trading venues as the SUB-ADVISER considers appropriate. Where applicable, all such transactions shall be effected in accordance with the rules and regulations (if any) of the relevant trading venue and the SUB-ADVISER may take all such steps as the SUB-ADVISER considers reasonable or as may be required or permitted by such rules and regulations and/or by appropriate market practice. Upon the reasonable request of VALIC, the SUB-ADVISER will provide copies of any such agreements or other documents to VALIC.

The SUB-ADVISER also is authorized on a continuing basis to maintain at Markit Group Limited (or such other intermediaries as it deems reasonable) for delivery to relevant Market Participants, information (including confidential information) relating to the Covered Fund(s) and all such constituent and other documentation as may be required by such Market Participants in connection with the SUB-ADVISER’s use of derivatives and/or in order to effect, clear or otherwise manage transactions in derivatives on behalf of the Covered Fund(s).

To the extent applicable, upon any termination of the Agreement, VALIC agrees that the SUB-ADVISER shall have the authority to close any open futures or listed options contracts and/or to execute currency forward and spot contracts in the Fund for purposes of off-setting any open forward positions in the Fund.

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	/s/ Thomas M. Ward
Name: Thomas M. Ward
Title: Vice President, Investments

ATTEST:

Attest:	/s/ Jodi Richardson
Name: Jodi Richardson
Title: Senior Administrative Assistant

ALLIANCEBERNSTEIN L.P.

By:	/s/ Matthew S. White
Name: Matthew S. White
Title: Assistant Secretary

ATTEST:

Attest:	/s/ Daniel Ramirez
Name: Daniel Ramirez
Title: VP – Paralegal

SCHEDULE A

COVERED FUND(S)

Effective November 13, 2019

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee

Dynamic Allocation Fund[1]	0.24% on the first $500 million; 0.21% on the next $1 billion; 0.19% on the next $1 billion 0.15% over $2.5 billion

1 The Sub-Adviser shall be paid a composite fee based on the aggregate assets of the Overlay Component it manages for the Dynamic Allocation Fund of VALIC Company I, the SA VCP Dynamic Allocation Portfolio and the SA VCP Dynamic Strategy Portfolio, both of SunAmerica Series Trust.

VALIC COMPANY I

2929 Allen Parkway

Houston, Texas 77019

Dynamic Allocation Fund

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.valic.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new investment sub-advisory agreement is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at an in-person meeting held on April 29-30, 2019, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and the Fund’s sub-adviser for a portion of the Fund’s assets, AllianceBernstein L.P. (“AllianceBernstein”), with respect to the Fund. The prior investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between VALIC and AllianceBernstein automatically terminated under the 1940 Act in connection with the change of control of AXA Equitable Holdings, Inc., the indirect parent of AllianceBernstein. On November 13, 2019, the New Sub-Advisory Agreement between VALIC and AllianceBernstein became effective and the Prior Sub-Advisory Agreement terminated. There is no change in the advisory fees paid by the Fund under the New Sub-Advisory Agreement and the terms of the New Sub-Advisory Agreement are the same in all material respects to those of the Prior Sub-Advisory Agreement, except for the effective date of the New Sub-Advisory Agreement.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about January 31, 2020, to all participants in a contract or plan who were invested in the Fund as of the close of business on October 31, 2019. A copy of the Information Statement will remain on our website until at least January 31, 2021, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, TX 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until January 31,

2021. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.